UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 11, 2018
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Saul Centers, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	1-12254	52-1833074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7501 Wisconsin Avenue, Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)
(301) 986-6200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 11, 2018, the Company held its Annual Meeting of Stockholders, at which Philip D. Caraci, Earl A. Powell III, and Mark Sullivan III were reelected to the Board of Directors for three year terms expiring at the 2021 Annual Meeting. The terms of the remaining Board members did not expire as of the May 11, 2018 meeting, and those individuals continue as directors of the Company. Holders of 21,131,049 shares of the Company’s common stock voted in person at the meeting or by proxy (representing 96.0% of the 22,020,279 shares eligible to vote) as follows:

In Favor         Withheld     Not Voted
Philip D. Caraci            19,248,653     845,771    1,036,625
Earl A. Powell III            20,014,469     79,955    1,036,625
Mark Sullivan III            19,976,985     117,439    1,036,625

The stockholders voted for the ratification of Deloitte & Touche LLP as independent public accountants as follows:

In Favor        Opposed        Abstain
21,043,539    73,452        14,058

Item 8.01. Other Events.

The Company posted on its web site, www.saulcenters.com, a presentation given by management at the Company’s annual meeting of stockholders. The presentation is Exhibit 99.(a) to this current report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99. (a)	Annual Meeting Presentation, delivered May 11, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAUL CENTERS, INC.

By:	/s/ Scott V. Schneider
Scott V. Schneider
Senior Vice President and Chief Financial Officer

Dated: May 14, 2018